UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2008

STARINVEST, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

814-00652 (Commission File Number)	91-1317131 (IRS Employer Identification No.)

3300 North A Street Suite 2-210
Midland, Texas 79705
 (Address of Principal Executive Offices, Zip Code)

(432) 682-8373
(Registrant's Telephone Number, Including Area Code)

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 29, 2008, the Board of Directors of StarInvest Group, Inc. (the “Company”) received the resignations of Glenn Matthews and Reno L. Yue.  Mr. Matthews served as Executive Vice President/COO and Chief Representative of the China Representative Office since June 12, 2007. Mr. Yue served as Director of Business Development of the China Representative Office since June 12, 2007. The resignations became effective on June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARINVEST GROUP, INC.

By:       /s/ Robert H. Cole
Name:  Robert H. Cole
Title:    Chief Executive Officer

Date: July 29, 2008